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Writer’s E-Mail Address: mas@cpmlaw.com
October 12, 2006
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Mr. Jeffrey P. Riedler
Assistant Director
Securities and Exchange Commission
450 Fifth Street, N.W.
Mail Stop 03-04
Washington, D.C. 20549

Re:	AdCare Health Systems, Inc. Amendment No. 5 File No. 333-131542
Dear Mr. Riedler:
      Today we filed the enclosed Amendment No. 5 to the AdCare Health Systems, Inc. Form SB-2, Registration Statement. We have previously been advised that the Staff had no further comments with respect to this registration. However, since that time we have made three changes of which we wanted to make you aware:
1.	The size of the offering has been reduced from 1,100,000 Units to 800,000 Units.

2.	The offering price has been changed from a range of $9.00 — $11.00 per unit to $9.50 per unit.

3.	298,945 additional new shares of common stock of AdCare Health Systems, Inc. were issued as a result of the cashless exercise of warrants that had been outstanding.
366 East Broad Street — Columbus, Ohio 43215 — ph: 614.228.6135 — fx: 614.221.0216 — www.cpmlaw.com

Mr. Jeffrey P. Riedler
October 12, 2006

      These revisions have been reflected in the enclosed prospectus which, for your convenience, we have marked to show the changes. The underwriter is recirculating the revised prospectus; after which, we plan to file a Request of Acceleration. We expect that Request of Acceleration to be sometime within the next two weeks.
      Please contact me with any questions or issues that you may have regarding this matter.

Very truly yours, CARLILE PATCHEN & MURPHY LLP Michael A. Smith

MAS/SWJ/724246.2
078198.009

cc:	David Tenwick Cavas S. Pavri Ralph V. De Martino Mary K. Frazier (overnight delivery) James Adkins (overnight delivery) Tabitha Aikens (overnight delivery)